                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ____________________

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the


                        Securities Exchange Act of 1934


                                 May 16, 2000

                             _____________________
                                Date of Report
                       (Date of earliest event reported)


                        Commission file number 0-23791

                                SONOSITE, INC.
            (Exact name of registrant as specified in its charter)

           Washington                                    91-1405022
           ----------                                    ----------
  (State or Other Jurisdiction           (I.R.S. Employer Identification Number)
of Incorporation or Organization)


                                 P.O. Box 3020
                              North Creek Parkway
                            Bothell, WA  98041-3020
                   (Address of Principal Executive Offices)

                                (425) 951-1200
             (Registrant's Telephone Number, Including Area Code)

                              ___________________

                                     None

                              ___________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

On May 16, 2000, SonoSite, Inc. announced that its chief financial officer, Donald (Guy) F. Seaton III, is leaving the Company to pursue another opportunity. A copy of the press release relating to the announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     c)  Exhibits


99.1 Press release issued May 16, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SONOSITE, INC.


Dated:  May 31, 2000                     By    /s/ Stephen J. Geertz Jr.
                                               ____________________________

                                         Name: Stephen J. Geertz Jr.
                                               Assistant Treasurer, Controller
                                               (Authorized Officer)
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                                 EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------
    99.1                 Press release issued May 16, 2000.


    TYPE:           EX-99.1
    SEQUENCE:       2
    DESCRIPTION:    PRESS RELEASE ISSUED MAY 16, 2000


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News Release
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